                      THE VALUE LINE TAX EXEMPT FUND, INC.
                           THE MONEY MARKET PORTFOLIO
                          THE NATIONAL BOND PORTFOLIO


                        --------------------------------
                                   PROSPECTUS
                                  July 1, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FUND SUMMARY

                           What are the Fund's goals? PAGE 2

                           What are the main investment strategies of the Portfolios? PAGE 2


                           What are the main risks of investing in the Portfolios? PAGE 2



                           How have the Portfolios performed? PAGE 4



                           What are the Fund's fees and expenses? PAGE 6


 HOW WE MANAGE THE FUND


  Our principal investment strategies PAGE 7



  The type of securities in which we invest PAGE 7



  The principal risks of investing in the Fund PAGE 8


                     WHO MANAGES THE FUND


                                     Investment Adviser PAGE 10



                                     Management fees PAGE 10



                                     Portfolio management PAGE 10


        ABOUT YOUR ACCOUNT


              How to buy shares PAGE 11



              How to sell shares PAGE 13



              Special services PAGE 14



              Dividends, distributions and taxes PAGE 15


                       FINANCIAL HIGHLIGHTS


                                         Financial Highlights PAGE 16

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?


                   The Fund's primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: the MONEY MARKET PORTFOLIO and the NATIONAL BOND PORTFOLIO. Capital appreciation is a secondary objective of the NATIONAL BOND PORTFOLIO. Although the Fund will strive to achieve its goals, there is no assurance that it will.


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?


                   The basic difference between the two portfolios is the quality and length of time until the maturities of their holdings, the yield, the diversification of the portfolio and the expected stability of the net asset values. The MONEY MARKET PORTFOLIO invests only in high quality in municipal securities. The average maturity of its holdings will not exceed 90 days and its yield will fluctuate with changes in short-term interest rates. The MONEY MARKET PORTFOLIO does not invest for the purpose of seeking capital appreciation or gains. The higher quality, greater diversification and shorter maturities of the MONEY MARKET PORTFOLIO should result in its being more stable than the NATIONAL BOND PORTFOLIO.



                   The NATIONAL BOND PORTFOLIO invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 10 and 30 years.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?



                   Investing in any mutual fund, including either Portfolio, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in either Portfolio, you assume a number of risks. Among them, is INTEREST RATE RISK, the risk that as interest rates rise the value of some fixed income securities may decrease, MARKET RISK, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, CREDIT RISK, the risk that any of the holdings in either Portfolio will have its credit downgraded or will default, INCOME RISK, the risk that a Portfolio's income may decline because of falling interest rates and other market conditions and LIQUIDITY RISK, the risk that at times it may be difficult to value a security or sell it at a fair price. These risks may impact the Money Market Portfolio to a lesser extent than the National Bond Portfolio.

                   The price of the National Bond Portfolio's shares will increase and decrease according to changes in the value of the Portfolio's investments. The market values of municipal securities will vary inversely in relation to their yields.



                   An investment in either Portfolio is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for IRAs or other tax-advantaged retirement plans.



                   AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAVE THE PORTFOLIOS PERFORMED?

                   The following information can help you evaluate the potential risks of investing in the Portfolios. We show how returns for the Portfolios' shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years compared to a broad measure of market performance. You should remember that unlike the Portfolios, the indexes are unmanaged and do not include the costs of buying, selling and holding the securities. The past performance of the Portfolios is not necessarily an indication of how they will perform in the future.


                   MONEY MARKET PORTFOLIO: TOTAL RETURNS AS OF 12/31 EACH YEAR
                   (%)


                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           5.86%
1990           5.42%
1991           4.05%
1992           2.53%
1993           1.61%
1994           2.00%
1995           2.91%
1996           2.65%
1997           2.65%
1998           2.47%

BEST QUARTER:                             Q2 1989   +1.53%
WORST QUARTER:                            Q1 1994   +0.38%

                   The Money-Market Portfolio's 7-day yield as of March 31, 1999, was 1.99%. The current 7-day yield may be obtained by calling 800-243-2739.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98

                                     1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
MONEY MARKET PORTFOLIO                2.47%     2.53%     3.21%
----------------------------------------------------------------
LIPPER TAX-EXEMPT MONEY MARKET
FUNDS AVERAGE INDEX                   2.92%     2.93%     3.48%
----------------------------------------------------------------

                   NATIONAL BOND PORTFOLIO: TOTAL RETURNS AS OF 12/31 EACH YEAR (%)


                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           8.36%
1990           6.55%
1991          12.23%
1992           7.85%
1993          11.48%
1994          -6.91%
1995          16.68%
1996           3.55%
1997           8.79%
1998           5.46%

BEST QUARTER:                             Q4 1995   +4.41%
WORST QUARTER:                            Q3 1994   (6.57%)


                   The National Bond Portfolio's year-to-date return for the three months ended March 31, 1999, was .35%.


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98


                                     1 YEAR  5 YEARS   10 YEARS
---------------------------------------------------------------
NATIONAL BOND PORTFOLIO               5.46%    5.23%      7.23%
---------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
INDEX                                 6.48%    6.22%      8.22%
---------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?


                   These tables describe the fees and expenses you pay in connection with an investment in either of the Fund's Portfolios.


                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE  NONE
OF OFFERING PRICE
-----------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL  NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
-----------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS       NONE
-----------------------------------------------------------------------
REDEMPTION FEE                                                     NONE
-----------------------------------------------------------------------
EXCHANGE FEE                                                       NONE
-----------------------------------------------------------------------

                   ANNUAL FUND OPERATING EXPENSES(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                          MONEY MARKET   NATIONAL BOND
                                           PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------
MANAGEMENT FEES                               0.50%           0.50%
----------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES         NONE           NONE
----------------------------------------------------------------------
OTHER EXPENSES                                0.68%           0.13%
----------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES          1.18%           0.63%
----------------------------------------------------------------------


                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
MONEY MARKET PORTFOLIO            $120      $375       $649       $1,432
-------------------------------------------------------------------------
NATIONAL BOND PORTFOLIO           $ 64      $202       $351       $  786
-------------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES


                   We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income taxation and is not subject to the alternative minimum tax. This is a fundamental policy of the Fund which will not be changed without shareholder approval.


THE TYPE OF SECURITIES IN WHICH WE INVEST


                / / MONEY MARKET PORTFOLIO.  This Portfolio invests in
                    short-term municipal obligations. As a money market fund, this Portfolio must keep the average maturity of the holdings to 90 days or less. This minimizes the effect of changing interest rates on the net asset value of its shares. This Portfolio invests only in those securities which are rated in the highest two categories of a nationally recognized rating organization as is required by all money market funds and attempts to maintain a stable net asset value of $1.00 per share.



                / / NATIONAL BOND PORTFOLIO.  This Portfolio invests in
                    municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized rating organization, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations. Capital appreciation is a secondary objective. If a bond's rating drops, the Adviser will review the desirability of continuing to hold the bond. Until July 1, 1999, the National Bond Portfolio was known as the High-Yield Portfolio.


                   Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: General Obligation Bonds which are secured by the full faith and credit of the issuer and its taxing power or Revenue Bonds which are payable from revenue derived from a particular facility or service.

                   The two portfolios may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

                   Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic conditions, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.

                   TEMPORARY DEFENSIVE POSITION

                   From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the National Bond Portfolio's assets in cash, cash equivalents or U.S. Government securities for temporary defensive purposes that are inconsistent with the Portfolio's principal investment strategies. This could help the Portfolio avoid losses, but it may result in lost opportunities and lower yields. If this becomes necessary, the Portfolio's assets may not be invested in accordance with its strategy and the Portfolio may not achieve its investment objectives.


                   PORTFOLIO TURNOVER

                   The National Bond Portfolio engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives which results in additional expenses. High portfolio turnover may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could raise your income tax liability.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                   Because of the nature of the National Bond Portfolio, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. Lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.



                   When investing in either Portfolio you will also assume an INTEREST RATE RISK, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in either Portfolio are MARKET RISK, CREDIT RISK, INCOME RISK and LIQUIDITY RISK. MARKET RISK is the risk that the securities in a certain market will decline in value because of factors such as economic conditions or government actions. CREDIT

                   RISK is the risk that any of the holdings in either Portfolio will have its credit rating downgraded or will default, thereby reducing the Portfolio's income level and share price. INCOME RISK is the risk that the Portfolio's income may decline because of falling interest rates and other market conditions. LIQUIDITY RISK is the risk that at times it may be difficult to value a security or sell it at a fair price. There is also the risk that government actions could have an adverse effect on municipal bond prices.



                   An investment in either Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


                   Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                   YEAR 2000 RISKS
                   Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                   The Year 2000 Problem may impact municipalities, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the municipality's degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's two portfolios.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES


                / / BY TELEPHONE


                   Once you have opened an account, you can buy additional shares in the National Bond Portfolio by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.



                / / BY WIRE

                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


                / / THROUGH A BROKER-DEALER

                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


                / / BY MAIL

                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. If you are making an initial purchase by mail, you must include a completed Account Application with your check.


                / / MINIMUM/ADDITIONAL INVESTMENTS


                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares in the National Bond Portfolio will depend on when we receive your purchase order.



                / / TIME OF PURCHASE


                   Your price for shares in the National Bond Portfolio is the Fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

                   Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Newly-purchased shares in the Money Market Portfolio will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the New York Stock Exchange is open for business. The Money Market Portfolio's net asset value per share will normally remain fixed at $1.00 per share. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.


                / / NET ASSET VALUE


                   We calculate NAV by adding the market value of all the securities and assets in the Portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Securities held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains and losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Bonds and other fixed-income securities of the National Bond Portfolio are valued on the basis of prices provided by an independent pricing service.

HOW TO SELL SHARES


                / / BY MAIL

                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                / / BY TELEPHONE OR WIRE (MONEY MARKET PORTFOLIO ONLY)

                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                / / BY CHECK (MONEY MARKET PORTFOLIO ONLY)

                   You can sell $500 or more of your shares by writing a check payable to the order of any person.


                / / THROUGH A BROKER-DEALER

                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                / / BY EXCHANGE

                   The shares of one portfolio may be exchanged for shares of the other portfolio or for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.


                   When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. You may have to pay taxes on the gain from your sale of shares.


                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.


                / / Valu-Matic-Registered Trademark- allows you to make regular monthly investments of $25 or more automatically from your checking account.

                / / Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.


DIVIDENDS, DISTRIBUTIONS AND TAXES


                   The Fund declares dividends daily from its net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the National Bond Portfolio are distributed monthly. The Fund distributes any capital gains that it has realized annually.



                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. As long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. If the Fund fails to qualify as a regulated investment company, its earnings will be subject to tax at a minimum corporate tax rate of 35%. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. Because the Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Distributions from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income from non-tax-exempt securities are generally taxable as ordinary income. In addition, you may be subject to state and local taxes on distributions.


                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818. Until July 1, 1999, the National Bond Portfolio was known as the High-Yield Portfolio.


                   FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------


                                                           NATIONAL BOND PORTFOLIO
                                                    YEARS ENDED ON LAST DAY OF FEBRUARY,
-------------------------------------------------------------------------------------------------------
                                           1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $11.04        $10.78        $10.82        $10.40        $10.97
-------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                   .52           .54           .55           .55           .57
    Net gains or losses on
    securities (both realized
      and unrealized)                       .03           .36          (.04)          .42          (.53)
-------------------------------------------------------------------------------------------------------
    Total from investment
    operations                              .55           .90           .51           .97           .04
-------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                      (.52)         (.54)         (.55)         (.55)         (.57)
    Distributions from capital gains       (.27)         (.10)           --            --          (.04)
-------------------------------------------------------------------------------------------------------
    Total distributions                    (.79)         (.64)         (.55)         (.55)         (.61)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $10.80        $11.04        $10.78        $10.82        $10.40
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                               4.88%         8.56%         4.86%         9.55%          .64%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands)                        $ 182,017     $ 188,109     $ 193,641     $ 222,760     $ 241,467
Ratio of expenses to average
net assets                                  .63%(2)       .63%(1)       .60%(1)       .62%          .61%
Ratio of net income to average
net assets                                 4.71%         4.98%         5.13%         5.22%         5.54%
Portfolio turnover rate                     192%          119%           73%           95%           60%
-------------------------------------------------------------------------------------------------------


                    (1) Before offset of custody credits.

                    (2) Ratio reflects expenses grossed up for custody credit
                        arrangement. The ratio of expenses net of custody credits would have been .62%.
--------------------------------------------------------------------------------

                   FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------

                                                          MONEY MARKET PORTFOLIO
                                                   YEARS ENDED ON LAST DAY OF FEBRUARY,
----------------------------------------------------------------------------------------------------------
                                        1999             1998             1997          1996          1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                 $1.00            $1.00            $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income                .02              .03              .03           .03           .02
----------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                   (.02)            (.03)            (.03)         (.03)         (.02)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $1.00            $1.00            $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                            2.39%            2.65%            2.56%         2.92%         2.22%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)                    $     15,526     $     16,758     $     19,668     $  21,777     $  25,681
Ratio of expenses to average
  net assets                            1.18%(2)         1.03%(1)         1.00%(1)      1.01%          .89%
Ratio of net income to average
net assets                              2.38%            2.63%            2.54%         2.89%         2.17%
----------------------------------------------------------------------------------------------------------

                    (1) Before offset of custody credits.

                    (2) Ratio reflects expenses grossed up for custody credit
                        arrangement. The ratio of expenses net of custody credits would have been 1.16%.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated July 1, 1999, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

                   You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 419729
                                                                     Kansas City, MO 64141-6729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-3904

                      THE VALUE LINE TAX EXEMPT FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 1999
-------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Tax Exempt Fund, Inc. dated July 1, 1999, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent auditors appearing in the Fund's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

                                 --------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                      ---------
Description of the Fund and Its Investments and Risks...............................       B-2
Management of the Fund..............................................................       B-7
Investment Advisory and Other Services..............................................       B-9
Portfolio Transactions..............................................................       B-11
Capital Stock.......................................................................       B-11
Purchase, Redemption and Pricing of Shares..........................................       B-11
Taxes...............................................................................       B-14
Performance Data....................................................................       B-17
Financial Statements................................................................       B-18
Security Ratings....................................................................       B-18

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1983. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    INVESTMENT OBJECTIVE. The Fund's primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal.

    INVESTMENT STRATEGY. The Fund seeks to achieve its objective by offering two separate and distinct portfolios. Each portfolio will invest substantially all of its assets in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax. Under normal conditions, the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income taxes and will not be subject to the alternative minimum tax. This is a fundamental policy of the Fund which will not be changed without shareholders' approval. The Fund reserves the right to create additional portfolios although there are no present plans to do so. No assurance can be made that the objectives of any portfolio will be attained.

    The basic differences between the two portfolios will be the length of time until the maturities of their holdings, the yield and the expected stability of the Net Asset Value as set forth below:

    MONEY MARKET PORTFOLIO: Expected weighted average maturity is 90 days or less. Generally, maturities will be no more than 397 days at time of purchase. The Fund will attempt to maintain the net asset value at $1.00 per share but attainment of such is not assured. Investments will consist of short-term municipal or United States Government obligations and notes and will be limited to those obligations which are backed by the full faith and credit of the United States or are rated Aa3 or better, MIG-2 or better or Prime-1 by Moody's Investors Service, Inc. ("Moody's") and AA or better, A-1 or better or SP-2 or better by Standard & Poor's Ratings Services ("S&P"). If the municipal obligations are not rated, then the issuer's long-term bond rating must be at least Aa3 as determined by Moody's or AA as determined by S&P. In the case of industrial revenue bonds, the corporation responsible for the debt must carry a Value Line Financial Strength rating of A+ or better (the second highest of nine rating groups).

    The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term Eligible Securities includes securities rated by the Requisite NRSROs in one of the two highest short-term rating categories, securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

    NATIONAL BOND PORTFOLIO (FORMERLY KNOWN AS HIGH-YIELD PORTFOLIO): Expected weighted average maturity is between 10 and 30 years. Typically, the municipal bonds in the National Bond Portfolio will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or will be obligations of issuers of equivalent creditworthiness, in the opinion of the Adviser. Those bonds rated "BBB" or "Baa" may have more speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. These bonds include both secured and unsecured debt obligations and, as a group, possess a fairly high degree of dependability of interest payments although certain of these bonds may have speculative characteristics. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. Capital appreciation is a secondary objective of the National Bond Portfolio. Portfolio turnover for the National Bond Portfolio in recent periods is shown under "Financial Highlights", above. High portfolio turnover may result in correspondingly greater transaction costs. Until July 1, 1999, the National Bond Portfolio was known as the High-Yield Portfolio.

    The two Portfolios may also invest in variable rate demand instruments and industrial development bonds and other securities, which pay interest from revenues of projects with similar characteristics. The Portfolios may also contain commercial paper (considered Eligible Securities as defined above), U.S. government securities, repurchase agreements or other taxable short-term money market instruments when the Adviser deems such action appropriate.

    Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic conditions, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to maturity of the obligations.

    VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

    WHEN-ISSUED SECURITIES. Municipal securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

    STANDBY COMMITMENTS. When municipal securities are purchased for the Money Market Portfolio, the Fund may obtain a "standby commitment"--that is, the right to resell the security to the seller at an agreed-upon price on certain dates or within a specific period. The Fund's right to exercise a standby commitment will be unconditional and unqualified. A standby commitment is not transferable by the Fund, and therefore terminates if the Fund sells the security to a third party. The Fund may pay for certain standby commitments either in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment, thereby reducing the yield to maturity otherwise available for the same securities. The Fund will enter into standby commitments only with banks and securities dealers which, in the opinion of the Adviser, present minimal credit risks. The Fund's ability to exercise a standby commitment will depend on the ability of the broker-dealer or bank to pay for the securities if the standby commitment is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase the security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

    LENDING SECURITIES. The Fund may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Fund equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Fund will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned municipal securities received by the borrower and paid over to the Fund will not be exempt from federal income taxes in the hands of the Fund. The Fund will not lend securities if, as a result, the aggregate of such loans in each Portfolio would exceed 10% of the value of that Portfolio's total assets. The Fund may terminate such loans at any time.

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The value of the underlying securities will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

    While the Fund has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

MUNICIPAL SECURITIES

    Municipal securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in "gross income" for federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. GENERAL OBLIGATION bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. REVENUE bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.

    Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.

    Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would re-evaluate its investment objective and submit possible changes in the structure of the Fund for the consideration of the shareholders.

    FUND POLICIES.

          (i)
            The Fund may not borrow money in either Portfolio, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of that Portfolio, or mortgage, pledge or hypothecate the assets of any Portfolio except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

         (ii)
            The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        (iii)
            The Fund may not invest 25% or more of its assets in securities of issuers conducting their principal business activities in any one industry.

         (iv)
            The Fund may not purchase equity securities, securities convertible into equity securities or invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

          (v)
            The Fund may not lend money except as provided under "Lending Securities" or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

         (vi)
            The Fund may not engage in short sales, purchases on margin or participate on a joint or a joint and several basis in any trading account in securities.

        (vii)
            The Fund may not write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

       (viii)
            The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding publicly issued debt obligations of any issuer or invest in companies for the purpose of exercising control. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (ix)
            The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

         (xi)
            The Fund may not invest in commodities or commodity contracts.

        (xii)
            The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 64                             of Directors and       Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc. (the "Distributor"); Chairman and
                                                           President of each of the 15 Value Line Funds.

 John W. Chandler                   Director               Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc. Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 75                                                    Emeritus, Williams College.

*Leo R. Futia                       Director               Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                     of The Guardian Life Insurance Company of
 New York, NY 10003                                        America and Director since 1970. Director
 Age 79                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company, Inc., Guardian Investor Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------

 David H. Porter                    Director               President Emeritus, Skidmore College since
 5 Birch Run Drive                                         January 1, 1999; Visiting Professor of
 Saratoga Springs, NY 12866                                Classics, Williams College, since
 Age 63                                                    July 1, 1999; President, Skidmore College,
                                                           1987-1998; Director of Adirondack Trust
                                                           Company.

 Paul Craig Roberts                 Director               Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 60

 Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of
 1409 Beaumont Drive                                       Trustees.
 Gladwyne, PA 19035
 Age 50

 Charles Heebner                    Vice President         Senior Portfolio Manager with the Adviser.
 Age 63

 Raymond S. Cowen                   Vice President         Assistant Research Director with the Ad-
 Age 77                                                    viser.

 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 41                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor. Vice Presi-
                                                           dent, Secretary and Treasurer of each of the
                                                           15 Value Line Funds.

--------------
Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended February 28, 1999. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 1999

                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  --------------
Jean B. Buttner                                 $     -0-                N/A             N/A     $      -0-
John W. Chandler                                    2,968                N/A             N/A         35,620
Leo R. Futia                                        2,718                N/A             N/A         32,620
David H. Porter                                     2,968                N/A             N/A         35,620
Paul Craig Roberts                                  2,718                N/A             N/A         32,620
Nancy-Beth Sheerr                                   2,968                N/A             N/A         35,620

    As of February 28, 1999, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of either the National Bond Portfolio or the Money Market Portfolio except William E. Dorion and Elaine H. Dorion, 8363 Creedmore South Dr., Warrenton, VA 20187, who owned 996,477 shares of the Money Market Portfolio representing 6.52% of the outstanding shares. At February 28, 1999, the Adviser and/or affiliated companies owned 120,333 shares of the National Bond Portfolio common shares, representing less than 1% of the outstanding shares. At that date officers and directors of the Fund as a group owned 168,105 shares of the National Bond Portfolio, representing approximately 1% of the outstanding shares, and 2,575 shares of the Money Market Portfolio, representing less than 1% of the outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.

    The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.50% of the Fund's average daily net assets during the year. During its fiscal years ended in February, 1997, 1998 and 1999, the Fund paid or accrued to the Adviser advisory fees of $1,145,737, $1,044,179 and $1,006,500, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                             PORTFOLIO TRANSACTIONS

    Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Fund paid no brokerage commissions in fiscal 1997, 1998 or 1999.

    Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

    Research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Fund. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.

    PORTFOLIO TURNOVER. The National Bond Portfolio's annual portfolio turnover rate has exceeded 100% for the last two fiscal years. A rate of portfolio turnover of 100% would occur if all of the portfolio were replaced in a period of one year. To the extent that the National Bond Portfolio engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

    Each share of the Fund's common stock, $.01 par value, has one vote with fractional shares voting proportionately. Shares of each Portfolio have equal voting rights and preferences as to conversion, exchange, retirement or any other feature. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the National Bond Portfolio on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice at net asset value, all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

BY TELEPHONE OR WIRE (MONEY MARKET PORTFOLIO ONLY). You may redeem shares by telephone or wire instructions to NFDS by so indicating on the initial application. Payment will normally be transmitted on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Heavy wire traffic may delay the arrival of a wire until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Fund.

BY CHECK (MONEY MARKET PORTFOLIO ONLY). You may elect this method of redemption by so indicating on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Dividends will be earned by the shareholder on the check proceeds until it clears. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signature guaranteed must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice. NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient funds or for other valid reasons.

    IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of the purchase check which may take up to 15 days.

CALCULATION OF NET ASSET VALUE: The net asset value per share of each Portfolio for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively.

NATIONAL BOND PORTFOLIO. Bonds and other fixed-income securities of the National Bond Portfolio are valued on the basis of prices provided by an independent pricing service approved by the Board of Directors. Because of the large number of outstanding issues of municipal bonds, the majority of issues do not trade each day; therefore, recent last sale prices are not always available. In valuing such securities, the pricing service generally takes into account institutional-size trading in similar groups of securities and any developments related to specific securities. Securities are valued by the pricing service at the most recent available bid prices provided by investment dealers when such prices are readily available and are representative of the bid side of the market. (The municipal bond market is typically a "dealer" market, meaning that investment dealers buy and sell bonds for their own accounts rather than for customers. As a result, the "spreads" or differences between bid and asked prices for certain municipal bonds may differ substantially among dealers.)

    The methods used by the pricing service and the valuations so established are periodically reviewed by the officers of the Fund under the general supervision of the Board of Directors. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Short-term instruments maturing within 60 days of the date of purchase will be valued at amortized cost, unless this does not represent fair value. Other assets and securities for which no quotations are readily available will be valued at their fair value as the Board of Directors or persons acting at their direction may determine.

MONEY MARKET PORTFOLIO. It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The instruments held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of securities based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The rule requires that the Fund maintain a dollar-weighted average portfolio maturity for the Money Market Portfolio of 90 days or less, purchase instruments which have remaining maturities of 397 days or less only (except those which have a maturity in excess of 397 days but which permit the holder to demand payment at any time or at a specified time within 397 days), and invest only in securities determined by the Adviser (or where appropriate by the Board of Directors) to present minimal credit risks and that are, at the time of acquisition, eligible securities. The Directors have established procedures designed to achieve this objective including a review of the portfolio's holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Directors and if such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

                                     TAXES

    The Fund intends to pay federally tax-exempt distributions derived from qualifying municipal securities. The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). To qualify for taxation as a regulated investment company, the Fund must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Distributions of net tax-exempt income, in the form of "exempt-interest dividends", are excludable from the shareholder's income for federal income tax purposes (except as provided below) if the Fund qualifies to pay exempt-interest dividends. Distributions of other investment income and any realized short-term capital gains are taxable to shareholders as ordinary income. The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

    Distributions of realized long-term capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or is reinvested in additional Fund shares. The computation of net capital gains takes into account any capital loss carryforward of the Fund. For federal income tax purposes the Money Market Portfolio had a capital loss carryover at February 28,1999, of $37,266 of which $27,649 will expire in 2000, $998 in 2004, $1,285 in 2005, $2,067 in 2006 and
$5,267 in 2007. To the extent future capital gains are offset by such capital losses, the Money Market Portfolio does not anticipate distributing any such gains to its shareholders.

    Investments in the Fund generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

    The Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Futhermore, that portion of any dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person". Moreover, some or all of the Fund's dividends may be a specific preference item or a component of an adjustment item, for purposes of determining federal alternative minimum taxes. Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares generally is not deductible for federal income tax purposes. In addition, if a shareholder holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income tax.

    All distributions including distributions of exempt-interest dividends, whether received in Fund shares or cash, must be reported by each shareholder on his federal income tax return. Although exempt-interest dividends are reportable on one's tax return, those dividends are excludable from the investor's taxable income for federal income tax purposes. Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A distribution by the Fund reduces the Fund's net asset value per share. Such a distribution may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at the time at the net asset value per share includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which may nevertheless be taxable to them.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    A portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                         P(1+T) to the power of n= ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.

    The National Bond Portfolio's average annual total returns for the one, five and ten year periods ending February 28, 1999 were 4.88%, 5.69% and 7.15%, respectively.

    The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc. or Morningstar.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    The yield computation for the National Bond Portfolio is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                         a - b      6
                           Yield = 2 [(        +1)    -1]
                                         ---
                                         cd

               where:  a     =     dividends and interest earned during the
                                   period (calculated as required by the
                                   Securities and Exchange Commission);
                       b     =     expenses accrued for the period (net of
                                   reimbursements);
                       c     =     the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends;
                       d     =     the maximum offering price per share on
                                   the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.

    The Fund may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a

Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Fund's financial statements for the year ended February 28, 1999, including the financial highlights for each of the five fiscal years in the period ended February 28, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

    MOODY'S INVESTORS SERVICE, INC. AAA--the "best quality". AA--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--"medium grade"; neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well.

    STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA-- issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or

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
one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.

RATINGS OF MUNICIPAL NOTES

    MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

    STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

    MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality; PRIME-2: higher quality.

    STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

RATINGS OF CORPORATIONS

    The Value Line financial strength rating of A++, A+, A or B++ indicates that the company is within the financially strongest one-half of the approximately 3,500 companies followed by the Standard and Expanded Editions of The Value Line Investment Survey.

    The Value Line ratings are based upon computer analysis of a number of key variables that measure (a) financial leverage, (b) business risk and (c) company size plus, in the Standard Edition of The Value Line Investment Survey, the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio," accounting methods, variability of return, quality of fixed charge coverage, stock price stability, and company size.

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